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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): September 30, 2002


                                   CWABS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     333-97873                 95-4596514
   ----------------               -----------             -------------------
   (State or Other                (Commission             (I.R.S. Employer
     Jurisdiction                 File Number)            Identification No.)
  of Incorporation)


  4500 Park Granada
Calabasas, California                                            91302
---------------------                                          ----------
(Address of Principal                                          (Zip Code)
  Executive Offices)

       Registrant's telephone number, including area code: (818) 225-3237

                                    No Change
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Item 5. Other Events.
        ------------

        Filing of Certain Materials
        ---------------------------

        In connection with the issuance by CWABS, Inc. Asset-Backed Certificates, Series 2002-4 (the "Certificates"), CWABS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as Exhibit 8.1.

Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits.
        ------------------------

        (a)    Not applicable.

        (b)    Not applicable.

        (c)    Exhibits:

               8.1  Opinion of Sidley Austin Brown & Wood LLP re:  Tax Matters.














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*       Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 29, 2002 and prospectus supplement dated September 25, 2002, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2002-4.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CWABS, INC.



                                    By: /s/ Celia Coulter
                                        ---------------------------------
                                    Name:  Celia Coulter
                                    Title: Vice President



        Dated:  October 1, 2002


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        Exhibit Index


Exhibit                                                                    Page
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8.1     Opinion of Sidley Austin Brown & Wood LLP re:  Tax Matters           5

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